UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	16/F Two Grand Gateway 3 Hongqiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 5, 2017, Yum China Holdings, Inc. issued a press release announcing its unaudited results for the quarter ended February 28, 2017. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued on April 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Shella Ng
		Name:	Shella Ng
		Title:	Chief Legal Officer and Corporate Secretary
Date: April 5, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued on April 5, 2017.

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